EXHIBIT 10.2

          FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT


          THIS FIRST AMENDMENT TO THE REVOLVING CREDIT AGREEMENT ("Agreement") is made as of January 26, 1995, among Realty Income Corporation, a Delaware corporation (the "Company"), each of the banks identified on the signature pages hereof (each a "Bank" and, collectively, the "Banks") and The Bank of New York, as Agent and Swing Line Bank.

                       W I T N E S S E T H
                       - - - - - - - - - -

          WHEREAS, the Company, the Banks, the Agent and the Swing Line Bank entered into the Revolving Credit Agreement, dated as of November 29, 1994 (the "Credit Agreement"); and

          WHEREAS, the signatories hereto desire to amend the Credit Agreement as set forth herein;

          NOW, THEREFORE, in consideration of the premises and of the covenants and agreements contained herein and in the Credit
Agreement, the parties hereto agree that the Credit Agreement is hereby amended as set forth herein:

          1. Capitalized terms used herein which are not otherwise defined herein but are defined in the Credit Agreement shall have the meanings given to such terms in the Credit
Agreement.

          2. Section 7.02 of the Credit Agreement is amended by inserting the following new Section 7.02(1) after Section 7.02(k) of the Credit Agreement:

              (1) Without the prior written consent of the Required Banks, purchase or acquire an interest in (i) multi-tenant office buildings, (ii) hotels, motels, bowling alleys or mobile home parks or (iii) any individual property (or contiguous properties) the price of which exceeds $10,000,000.

          3. Section 7.03(a) of the Credit Agreement is amended to read in its entirety as follows:

              (a) TANGIBLE STOCKHOLDERS' EQUITY. The Company will maintain Consolidated Tangible Stockholders' Equity of

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     not less than the sum of (i) $275,000,000 plus (ii) 75% of the sum of the net proceeds received by the Company from any offering of its equity securities.

          4. The Company agrees to pay on demand all reasonable costs and expenses of the Agent (including all reasonable fees and expenses of counsel to the Agent) in connection with the preparation and execution of this Amendment.

          5.  THIS AMENDMENT SHALL BE GOVERNED BY AND CONSTRUED
IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEW YORK,
UNITED STATES OF AMERICA.

          6. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts and each such counterpart shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

          7. The Credit Agreement, as amended hereby, shall be binding upon the Company, the Banks, the Agent and the Swing Line Bank and their respective successors and assigns, and shall inure to the benefit of the Company, the Banks, the Agent, the Swing Line Bank and their respective successors and assigns.

          8. Except as expressly provided in this Amendment, all of the terms, covenants, conditions, restrictions and other provisions contained in the Credit Agreement shall remain in full force and effect.

          IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed as of the date first above written.


                                 REALTY INCOME CORPORATION

                                By:     /s/ RICHARD J. VANDERHOFF
                                        -------------------------
                                Name:   Richard J. VanDerhoff
                                Title:  President



                                THE BANK OF NEW YORK
                                as Agent for the Banks

                                By:     /s/ LISA Y. BROWN
                                        -------------------------
                                Name:   Lisa Y. Brown
                                Title:  Vice President


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                                THE BANK OF NEW YORK
                                as a Bank and as the
                                Swing Line Bank

                                By:     /s/ LISA Y. BROWN
                                        -------------------------
                                Name:   Lisa Y. Brown
                                Title:  Vice President



                                SANWA BANK CALIFORNIA

                                By:     /s/ DEL LORIMER
                                        -------------------------
                                Name:   Del Lorimer
                                Title:  Vice President



                                SIGNET BANK VIRGINIA

                                By:     /s/ ERIC LAWRENCE
                                        -------------------------
                                Name:   Eric Lawrence
                                Title:  Vice President



                                BANK HAPAOLIM, B.M.,
                                  LOS ANGELES BRANCH

                                By:     /s/
                                        -------------------------
                                Name:
                                Title:  Senior Vice President

                                By:     /s/
                                        -------------------------
                                Name:   Lori Lake
                                Title:  Assistant Vice President









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